THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account L

Group Variable Annuity

Supplement dated May 1, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement to your summary prospectus outlines changes to certain investment options under your annuity contract.  All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Effective May 1, 2026, the American Funds® IS International Fund will be updated to the American Funds® IS EUPAC Fund.
You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to pwmixccontract@lfg.com.
Please retain this supplement for future reference.